UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
June 6, 2018
Date of Report (Date of earliest event reported)

 Penumbra, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37557	05-0605598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Penumbra Place Alameda, CA 94502
(Address of principal executive offices, including zip code)
(510) 748-3200 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)
Penumbra, Inc. (“Penumbra” or the “Company”) held its Annual Meeting of Stockholders on June 6, 2018 (“Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended. At the close of business on the record date, April 11, 2018, there were 34,254,315 shares outstanding and entitled to vote, and 31,559,439 shares were voted in person or by proxy on the proposals described below.

(b)
At the Annual Meeting, Penumbra’s stockholders voted on the following four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2018. The number of votes cast with respect to each proposal was as indicated below:

1)
Election of Class III Directors. The following nominees were elected to serve as Class III directors, each to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified, based on the following results of voting:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Adam Elsesser	21,588,102	3,984,581	5,986,756
Harpreet Grewal	20,755,487	4,817,196	5,986,756

2)
Ratification of Selection of Independent Registered Public Accounting Firm. The selection of Deloitte & Touche LLP as the independent registered public accounting firm for Penumbra for the fiscal year ending December 31, 2018 was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,962,576	569,047	27,816	N/A

3)
Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers. The compensation of the Company’s Named Executive Officers was approved, on an advisory basis, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,247,149	310,480	15,054	5,986,756

4)	Approval of the Penumbra, Inc. OUS Employee Stock Purchase Rebate Plan. The Penumbra, Inc. OUS Employee Stock Purchase Rebate Plan was approved based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,558,263	7,317	7,103	5,986,756

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENUMBRA, INC.

Date: June 8, 2018	By:	/s/ Sri Kosaraju
Sri Kosaraju
Chief Financial Officer and Head of Strategy